Share Exchange Agreement (Details Narrative) - Subsequent Event [Member] - Share Exchange Agreement [Member]	Jul. 03, 2019 shares
Number of shares issued of ordinary shares	300,000,000
Debt description	The HGSL Shareholders in exchange for 100% of the common stock of HGSL. After the closing, the HGSL Shareholders own approximately 99.1% of The Company's outstanding shares.and the former shareholders of the Company own approximately 0.9%. Mr. Zihua Wu, the former sole officer and director of the Company, resigned from all positions with the Company as of immediately before the closing of the Share Exchange and Mr. Junze Zhang was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary, as well as a director. Mr. Zhongpeng Chen also was appointed a director of the Company.
Former Shareholders [Member]
Ownership percentage	0.90%
HUAHUI GROUP STOCK LTD [Member]
Ownership percentage	99.10%